CLAYMORE EXCHANGE-TRADED FUND TRUST

Guggenheim Enhanced Short Duration Bond ETF

Supplement to the currently effective Prospectus for the above listed Fund:

The paragraph in the “Other Information” section of the Prospectus is hereby deleted and replaced in its entirety with the following:

For purposes of the 1940 Act, each Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with a Fund.  However, this relief is not available for investments by registered investment companies in Guggenheim Enhanced Short Duration Bond ETF because of the Fund’s investments in other registered investment companies in reliance on Section 12(d)(1)(G) of the 1940 Act.

Claymore Exchange-Traded Fund Trust
2455 Corporate West Drive
Lisle, Illinois 60532

Please Retain This Supplement for Future Reference

December 3, 2012
ETF-PRO-SUP-DEC12